           As filed with the Securities and Exchange Commission on April 6, 2000
                                                   Registration No. 333-________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------

                                 ELOQUENT, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                     94-3221868
   (State of Incorporation)                (I.R.S. Employer Identification No.)

                               -------------------

                      2000 ALAMEDA DE LAS PULGAS, SUITE 100
                               SAN MATEO, CA 94403
                                 (650) 294-6500
                    (Address of principal executive offices)

                               -------------------

                        1999 EMPLOYEE STOCK PURCHASE PLAN
                           1999 EQUITY INCENTIVE PLAN
                           1997 EQUITY INCENTIVE PLAN
                              EQUITY INCENTIVE PLAN
                            (Full title of the plans)

                                ABRAHAM KLEINFELD
                               C/O ELOQUENT, INC.
                      2000 ALAMEDA DE LAS PULGAS, SUITE 100
                               SAN MATEO, CA 94403
                                  (65) 294-6500

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               -------------------

                                   Copies to:
                            KENNETH L. GUERNSEY, ESQ.
                             JODIE M. BOURDET, ESQ.
                               COOLEY GODWARD LLP
                         ONE MARITIME PLAZA, 20TH FLOOR
                             SAN FRANCISCO, CA 94111
                                 (415) 693-2000

                               -------------------

                         CALCULATION OF REGISTRATION FEE


======================================================================================================
                                           PROPOSED MAXIMUM      PROPOSED MAXIMUM
 TITLE OF SECURITIES     AMOUNT TO BE      OFFERING PRICE PER    AGGREGATE OFFERING       AMOUNT OF
   TO BE REGISTERED       REGISTERED          SHARE (1)             PRICE (1)         REGISTRATION FEE
------------------------------------------------------------------------------------------------------
Shares of Common             117,217     $ 0.08 -- $0.17(1)(a)      $    19,476.89        $     5.10
Stock, par value
$.001 per share,
issuable pursuant to
outstanding options
under the Equity
Incentive Plan
======================================================================================================
Shares of Common           3,974,817     $ 0.17 -- $9.00(1)(a)      $13,795,529.13        $ 3,614.43
Stock, par value
$.001 per share,
issuable pursuant to
outstanding options
under the 1997 Equity
Incentive Plan
======================================================================================================
Shares of Common             105,000    $16.00 -- $37.62(1)(a)      $ 1,784,980           $   471.23
Stock, par value
$.001 per share,
issuable pursuant to
outstanding options
under the 1999 Equity
Incentive Plan
======================================================================================================
Shares of Common             478,003            $19.5625(1)(b)      $ 9,350,933.60        $ 2,468.65
Stock, par value
$.001 per share,
reserved for future
grant under the 1999
Equity Incentive Plan
======================================================================================================
Shares of Common             700,000            $19.5625(1)(b)      $13,693,750           $ 3,615.15
Stock, par value
$.001 per share,
reserved for future
issuance under the
1999 Employee Stock
Purchase Plan
======================================================================================================
Totals                     5,375,037          $0.08 -- $37.62       $38,644,669.62          $10,202.19

======================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee. The offering price per share and aggregate offering price are based upon (a) the weighted average exercise price, for shares subject to options previously granted under the Eloquent, Inc. ("Registrant" or "Company") 1999 Employee Stock Purchase Plan, 1999 Equity Incentive Plan, 1997 Equity Incentive Plan, and Equity Incentive Plan (pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Act")) and (b) the average of the high and low prices of the Company's Common Stock as reported on the Nasdaq National Market on March 31, 2000 for shares available for grant pursuant to the 1999 Employee Stock Purchase Plan, 1999 Equity Incentive Plan, 1997 Equity Incentive Plan, and Equity Incentive Plan (pursuant to Rule 457(c) under the Act).



                                       2.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The following documents filed by Eloquent, Inc. (the "Company") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

      (a) The Company's prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), which contains audited financial statements for the Company's latest fiscal year for which such statements have been filed.

      (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the prospectus referred to in (a) above.

      (c) The description of the Company's Common Stock that is contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

      All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.


                            DESCRIPTION OF SECURITIES

      Not applicable.


                     INTERESTS OF NAMED EXPERTS AND COUNSEL

      Not applicable.


                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

      The Company has entered into indemnity agreements with each of its directors and executive officers. The form of indemnity agreement provides that the Company will indemnify against any and all expenses of the director or executive officer who incurred expenses because of his or her status as a director or executive officer, to the fullest extent permitted by the Company's bylaws.

      The Company's certificate of incorporation and bylaws contain provisions relating to the limitation of liability and indemnification of directors and officers. The certificate of incorporation provides that directors will not be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability: (1) for any breach of the directors' duty of loyalty to us or the Company's stockholders;
(2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) in respect of certain unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or (4) for any transaction from which the director derives any improper personal benefit. The certificate of incorporation also provides that if the Delaware General Corporation Law is amended after the approval by the Company's stockholders of the certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors will be eliminated or limited to the fullest extent permitted by the Delaware law. In addition, as permitted by Section 145 of the Delaware General Corporation Law, the Company's bylaws provide that the Company will indemnify its directors and executive officers and may indemnify other officers, employees and other agents of the Company to the fullest extent not prohibited by Delaware law. These provisions do not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws. The Company has purchased a directors' and officers' liability insurance policy providing coverage up to specified



                                       3.

amounts for losses incurred by the Company, its directors or officers in connection with specified claims against them, including specified claims under state and federal securities laws.


                       EXEMPTION FROM REGISTRATION CLAIMED

      Not applicable.


                            CONSULTANTS AND ADVISORS

      Not applicable.



                                       4.

                                    EXHIBITS


EXHIBIT
NUMBER
  5.1       Opinion of Cooley Godward LLP

  23.1      Consent of PricewaterhouseCoopers LLP

  23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
            Registration Statement

  24.1      Power of Attorney is contained on the signature pages

  99.1      1999 Equity Incentive Plan and forms of grant thereunder(1)

  99.2      1997 Equity Incentive Plan and forms of grant thereunder(2)

  99.3      Equity Incentive Plan and form of grant thereunder(2)

  99.4      1999 Employee Stock Purchase Plan(3)

(1) Filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999 and incorporated herein by reference.

(2) Filed as an exhibit to Amendment No. 1 to the Form S-1 Registration Statement (Registration No. 333-89537) on December 2, 1999 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999, and incorporated herein by reference.

(3) Filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference.


                                  UNDERTAKINGS

1.    The undersigned registrant hereby undertakes:

      (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20%



                                       5.

change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

      Provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the issuer pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference herein.

      (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange
      Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



                                       6.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, County of San Mateo, State of California, on March 31, 2000.


                                          ELOQUENT, INC.


                                          By:  /s/ R. John Curson
                                             ----------------------------------
                                               R. John Curson
                                               Chief Financial Officer,
                                               Treasurer and Secretary



                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Abraham Kleinfeld and R. John Curson, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         SIGNATURE                           TITLE                          DATE
         ---------                           -----                          ----
/s/ Abraham Kleinfeld                Chief Executive Officer and        March 31, 2000
-----------------------------        President (Principal
      ABRAHAM KLEINFELD              Executive Officer)

/s/ Clifford Reid                    Chairman of the Board              March 31, 2000
-----------------------------
       CLIFFORD A. REID

/s/ R. John Curson                   Chief Financial Officer,           March 31, 2000
-----------------------------        Treasurer and Secretary
        R. JOHN CURSON               (Principal Financial and
                                     Accounting Officer)



                                       7.


         SIGNATURE                           TITLE                          DATE
         ---------                           -----                          ----
/s/ Anthony Brenner                  Director                           March 24, 2000
-----------------------------
      ANTHONY P. BRENNER

/s/ David F. Millet                  Director                           March 27, 2000
-----------------------------
        DAVID F. MILLET

/s/ Kathryn C. Gould                 Director                           March 31, 2000
-----------------------------
       KATHRYN C. GOULD

/s/ Terry L. Opdendyk                Director                           March 31, 2000
-----------------------------
       TERRY L. OPDENDYK


/s/ Mark C. Thompson                 Director                           March 24, 2000
-----------------------------
       MARK C. THOMPSON

/s/ Michael E. Herman                Director                           March 29, 2000
-----------------------------
       MICHAEL E. HERMAN



                                       8.

                                    EXHIBITS

EXHIBIT                                                          SEQUENTIAL PAGE
NUMBER                                                           NUMBERS
------                                                           ---------------

  5.1       Opinion of Cooley Godward LLP

  23.1      Consent of PricewaterhouseCoopers LLP

  23.2      Consent of Cooley Godward LLP is contained in
            Exhibit 5.1 to this Registration Statement

  24.1 Power of Attorney is contained on the signature pages

  99.1      1999 Equity Incentive Plan and forms of grant
            thereunder(1)                                        --

  99.2      1997 Equity Incentive Plan and forms of grant
            thereunder(2)                                        --

  99.3      Equity Incentive Plan and form of grant
            thereunder(2)                                        --

  99.4      1999 Employee Stock Purchase Plan(3)                 --

(1) Filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999 and incorporated herein by reference.

(2) Filed as an exhibit to Amendment No. 1 to the Form S-1 Registration Statement (Registration No. 333-89537) on December 2, 1999 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to the Form S-1 Registration Statement (Registration No. 333-89537) on October 22, 1999, and incorporated herein by reference.

(3) Filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference. Form of offering thereunder filed as an exhibit to Amendment No. 3 to the Form S-1 Registration Statement (Registration No. 333-89537) on February 11, 2000 and incorporated herein by reference.



                                       9.